UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                          Filed by the Registrant [ X ]
                 Filed by a Party other than the Registrant [   ]

                           Check the appropriate box:

        [   ]  Preliminary Proxy Statement
        [   ]  Confidential,  for Use of the  Commission  Only (as  permitted by
               Rule 14a-6(e)(2))
        [ X ]  Definitive Proxy Statement
        [   ]  Definitive Additional Materials
        [   ]  Soliciting Material under Rule 14a-12

                            SCHWARTZ INVESTMENT TRUST
        ----------------------------------------------------------------
              (Name of the Registrant as Specified In Its Charter)

        ----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

        Payment of Filing Fee (Check the appropriate box):

        [ X ]  No fee required
        [   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and
               0-11

          (1)  Title of each class of securities to which transaction applies:

        ----------------------------------------------------------------
          (2)  Aggregate number of securities to which transaction applies:

        ----------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ----------------------------------------------------------------
          (4)  Proposed maximum aggregate value of transaction:

        ----------------------------------------------------------------
          (5)  Total fee paid:

        ----------------------------------------------------------------

        [   ]  Fee paid previously with preliminary materials
        [   ]  Check  box if any  part  of the  fee is  offset  as  provided  by
               Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

        ----------------------------------------------------------------
          (2)  Form, Schedule or Registration Statement No:

        ----------------------------------------------------------------
          (3)  Filing Party:

        ----------------------------------------------------------------
          (4)  Date Filed:

        ----------------------------------------------------------------

            Please fold and detach card at perforation before mailing
--------------------------------------------------------------------------------

                            SCHWARTZ INVESTMENT TRUST
                               Schwartz Value Fund
                         Ave Maria Catholic Values Fund
                              Ave Maria Growth Fund
                         Ave Maria Rising Dividend Fund
                           Ave Maria Opportunity Fund
                               Ave Maria Bond Fund


                         SPECIAL MEETING OF SHAREHOLDERS
                                December 22, 2008


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints George P. Schwartz, John F. Splain and Robert G. Dorsey, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of Schwartz Investment Trust which the undersigned is entitled to vote at the special meeting of shareholders to be held on December 22, 2008 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated October 31, 2008.

PROXY TABULATOR             TO VOTE BY INTERNET
P.O. BOX 9112
FARMINGDALE, NY 11735       1)  Read the Proxy Statement and have the proxy card
                                below at hand.
                            2)  Go to website www.proxyvote.com
                            3)  Follow the instructions provided on the website.

                            TO VOTE BY TELEPHONE

                            1) Read the Proxy Statement and have the proxy card below at hand.
                            2)  Call 1-800-690-6903
                            3)  Follow the instructions.

                            TO VOTE BY MAIL

                            1)  Read the Proxy Statement.
                            2) Check the appropriate boxes on the proxy card below.
                            3)  Sign and date the proxy card.
                            4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   [X]

                    SCHWT1      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                              DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

[NAME OF FUND]

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE
VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN.

1.   With respect to the election of seven Trustees:

     NOMINEES:
     01)  John E. Barnds             05)  Joseph M. Grace
     02)  Peter F. Barry             06)  George P. Schwartz
     03)  Louis C. Bosco, Jr.        07)  Gregory J. Schwartz
     04)  Donald J. Dawson, Jr.

      FOR    WITHHOLD    FOR ALL    To withhold authority to vote for any
      ALL      ALL        EXCEPT    individual nominee(s), mark "For All Except"
      [ ]      [ ]         [ ]      and write the nominee number(s) on the
                                    line below.

                                    --------------------------------------------

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT BELOW, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

NOTE: Please sign exactly as your name appears on this Proxy. If signing for an estate, trust or corporation, title or capacity should be stated. If the shares are held jointly, both signers should sign, although the signature of one will bind the other.


----------------------------------------     -----------------------------------

----------------------------------------     -----------------------------------
Signature (PLEASE SIGN WITHIN BOX)  Date     Signature (Joint Owners)       Date

================================================================================

                                     PROXY
                                   STATEMENT

                            Schwartz Investment Trust

                      IMPORTANT VOTING INFORMATION INSIDE!


                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
Letter From The President......................................................2

Notice Of Special Meeting Of Shareholders......................................3

Detailed Discussion Of Proxy Issues............................................4

Investment Adviser And Other Service Providers.................................6

Independent Registered Public Accounting Firm..................................7

Principal Shareholders Of The Funds............................................8

Proposal 1: Election Of Trustees...............................................9

Other Business................................................................16
--------------------------------------------------------------------------------


                               PLEASE VOTE IMMEDIATELY!
             You can vote through the Internet, by telephone, or by mail.
                  Details on voting can be found on your proxy card.

================================================================================

                            LETTER FROM THE PRESIDENT

                            Schwartz Investment Trust
                              3707 West Maple Road
                        Bloomfield Hills, Michigan 48301

                                                                October 31, 2008

Dear Fellow Shareholder,

      I am writing to inform you of an upcoming Special Meeting of Shareholders of Schwartz Investment Trust (the "Trust"), consisting of the Schwartz Value Fund, the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund, each a separate series of the Trust, to be held on Tuesday, December 22, 2008. At the meeting, you are being asked to vote on an important proposal affecting the Trust.

      I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY.

      The Board of Trustees recommends a vote "FOR" each of the nominees being proposed for election to the Board of Trustees. If you have any questions regarding the issue to be voted on or need assistance in completing your proxy card, please contact us at 1-888-726-9331.

      I appreciate your consideration of this important proposal. Thank you for investing with Schwartz Investment Trust and for your continued support.

Sincerely,

/s/ George P Schwartz
George P. Schwartz, CFA
President


--------------------------------------------------------------------------------
2

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         To be held on December 22, 2008

                            Schwartz Investment Trust
                              3707 West Maple Road
                        Bloomfield Hills, Michigan 48301

                                 1-888-726-9331

      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Schwartz Investment Trust, an Ohio business trust (the "Trust"), will be held at the offices of Ultimus Fund Solutions, LLC, the Trust's transfer agent, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on December 22, 2008, at 10:30 a.m., Eastern time. This meeting is being held so that shareholders can vote on proposals to:

      1.    Elect seven Trustees for the Trust; and

      2. Transact such other business as may properly come before the meeting or any adjournment thereof.

      This is a notice and proxy statement for the Special Shareholders' Meeting. Shareholders of record as of the close of business on October 24, 2008 are the only persons entitled to notice of and to vote at the meeting and any adjournments thereof. Your attention is directed to the attached proxy statement.

      We urge you to complete, sign, date and mail the enclosed proxy card in the postage-paid envelope provided so you will be represented at the meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE "FOR" THE PROPOSAL.

October 31, 2008

                                    BY ORDER OF THE BOARD OF TRUSTEES

                                    /s/ John F. Splain
                                    John F. Splain
                                    Assistant Secretary


--------------------------------------------------------------------------------

                       DETAILED DISCUSSION OF PROXY ISSUES

      This proxy statement is being provided to you on behalf of the Board of Trustees in connection with the Special Meeting of Shareholders to be held on Monday, December 22, 2008 at 10:30 a.m., Eastern time (the "Special Meeting" or "Meeting"). The Special Meeting will be held at the offices of the Trust's transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. In this proxy statement, Schwartz Investment Trust will be referred to as the "Trust." The shares of capital stock of the Trust entitled to vote at the Meeting are issued in series. Currently there are six series issued - the Schwartz Value Fund, the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund (each of which will be referred to individually as a "Fund" and together as the "Funds").

      This notice of Special Meeting and proxy statement are first being mailed to shareholders on or around November 3, 2008. Supplementary solicitations may be made by representatives of the Trust by mail, telephone, telegraph, facsimile or other electronic means.

      COSTS OF PROXY AND PROXY SOLICITATION SERVICES. All costs associated with the Special Meeting, including the expenses of preparing, printing and mailing this proxy statement and the solicitation and tabulation of proxies, will be borne by the Funds. The Trust has retained Broadridge Financial Solutions, Inc. to assist with the distribution, tabulation and solicitation of proxies. The estimated costs of such services by Broadridge is $24,000. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward this proxy statement to the beneficial owners of shares of the Funds and obtain authorization for executing proxies. The Funds may reimburse brokers, banks and other fiduciaries for postage and reasonable expenses incurred in the forwarding of proxy materials to the beneficial owners. Supplementary proxy solicitation services may include any additional solicitation made by letter, Internet, telephone or telecopy. Expenses incurred in connection with the Special Meeting will generally be allocated among the Funds based upon the number of shareholders in each Fund as of the Record Date.

BY VOTING IMMEDIATELY, YOU CAN HELP YOUR FUND AVOID THE CONSIDERABLE EXPENSE OF ANY ADDITIONAL SOLICITATION OF PROXIES.

      VOTING OF PROXIES. If you vote your proxy now, you may revoke it before the meeting using any of the voting procedures described on your proxy vote card or by attending the Special Meeting and voting in person. Unless revoked, proxies that have been returned by shareholders


--------------------------------------------------------------------------------
4
without instructions will be voted in favor of all proposals. In instances where choices are specified on the proxy, those proxies will be voted as the shareholder has instructed.

      RECORD DATE AND OUTSTANDING SHARES. The Board of Trustees has fixed the close of business on October 24, 2008 (the "Record Date") as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held and a proportionate vote for fractional shares held. No shares have cumulative voting rights. As of the Record Date, the total number of issued and outstanding shares of beneficial interest of the Trust is 35,505,352.643. Below is a table reflecting each Fund's outstanding shares as of the Record Date.

                                                          Shares Outstanding
                                                          ------------------
Schwartz Value Fund                                          1,986,922.433
Ave Maria Catholic Values Fund                              13,956,582.473
Ave Maria Growth Fund                                        6,320,547.454
Ave Maria Rising Dividend Fund                               7,211,247.229
Ave Maria Opportunity Fund                                   1,522,394.854
Ave Maria Bond Fund                                          4,507,658.200

      If a proposal being considered at the Special Meeting does not receive enough "FOR" votes by the date of the Meeting to constitute approval of the proposal being considered at the Meeting, the named proxies may propose adjourning the Special Meeting to allow the gathering of more proxy votes. An adjournment requires a vote "FOR" by a majority of the votes present at the Meeting (whether in person or by proxy). The named proxies will vote all "FOR" votes they have received in favor of the adjournment, and any "AGAINST" or "WITHHOLD" votes will count as votes against the adjournment. A "WITHHOLD" vote on any proposal will be counted as "present" for purposes of determining whether or not a quorum of shares is present at the Meeting with respect to such proposal, but will be counted as a vote "AGAINST" such proposal.

      Broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot vote on a proposal because instructions have not been received from the beneficial owners) will be counted as "present" for purposes of determining whether or not a quorum is present for the Meeting. Broker non-votes will, however, be considered to be votes "AGAINST" such proposal.


--------------------------------------------------------------------------------

      QUORUM. A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of more than 50% of the outstanding shares of the Trust is necessary to constitute a quorum at the Special Meeting. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes are not received to approve a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is not present, the persons named as proxies will vote those proxies for which they are required to vote "FOR" a proposal in favor of such adjournment, and will vote those proxies for which they are required to vote "AGAINST" a proposal against any such adjournment.

      SHAREHOLDER VOTE REQUIRED. The vote of a plurality of the Trust's shares represented at the Meeting is required for the election of Trustees (Proposal 1 below).

                 INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

      INVESTMENT ADVISER. Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 West Maple Road, Bloomfield Hills, Michigan 48301, is each Fund's investment adviser. The Adviser is responsible for the management of each Fund's portfolio and oversees the daily business operations of the Funds.

      SUB-ADVISER. JLB & Associates, Inc. is retained by the Adviser to serve as the discretionary portfolio manager of the Ave Maria Growth Fund. The mailing address of JLB & Associates, Inc. is 44670 Ann Arbor Road, Plymouth, Michigan 48170.

      ADMINISTRATOR. Ultimus Fund Solutions, LLC ("Ultimus") provides the Funds with administration, fund accounting and transfer agent and shareholder services. The mailing address of Ultimus is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

      PRINCIPAL UNDERWRITER. Ultimus Fund Distributors, LLC. (the "Distributor") is the Funds' principal underwriter. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor's mailing address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

     ANNUAL AND SEMIANNUAL REPORTS. THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF EACH FUND'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS


--------------------------------------------------------------------------------
6

UPON REQUEST. TO REQUEST THESE DOCUMENTS, PLEASE CALL US AT 1-888-726-9331 OR WRITE TO THE TRUST AT P.O. BOX 46707, CINCINNATI, OHIO 45246-0707.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Board of Trustees, including a majority of the Independent Trustees, has selected Deloitte & Touche LLP ("D&T") as the Trust's independent registered public accounting firm for the fiscal year ending December 31, 2008. D&T is located at 111 South Wacker Drive, Chicago, Illinois 60606. Representatives of D&T are not expected to be present at the Meeting although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of D&T are present at the Meeting, they will be available to respond to appropriate questions from shareholders.

FEES BILLED BY D&T TO THE TRUST DURING THE PREVIOUS TWO FISCAL YEARS

      AUDIT FEES. The aggregate fees billed for professional services rendered by D&T for the audit of the annual financial statements of the Trust or for services that are normally provided by D&T in connection with statutory and regulatory filings or engagements were $98,400 with respect to the fiscal year ended December 31, 2007 and $91,080 with respect to the fiscal year ended December 31, 2006.

      AUDIT-RELATED FEES. No fees were billed in either of the last two fiscal years for assurance and related services by D&T that are reasonably related to the performance of the audit of the Trust's financial statements and are not reported as "Audit Fees" in the preceding paragraph.

      TAX FEES. The aggregate fees billed for professional services rendered by D&T to the Trust for tax compliance, tax advice and tax planning were $11,100 with respect to the fiscal year ended December 31, 2007 and $10,320 with respect to the fiscal year ended December 31, 2006. The services comprising these fees are the preparation of the Trust's federal income and excise tax returns.

      ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by D&T, other than the services reported above.

AGGREGATE NON-AUDIT FEES BILLED BY D&T

      During the fiscal years ended December 31, 2007 and 2006, aggregate non-audit fees of $11,100 and $10,320, respectively, were billed by D&T for services rendered to the Trust. No non-audit fees were billed in either of the last two fiscal years by D&T for services rendered to the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Trust.


--------------------------------------------------------------------------------

                       PRINCIPAL SHAREHOLDERS OF THE FUNDS

      The following table sets forth, as of the Record Date, the share ownership of those shareholders known by the Trust to own of record or beneficially more than 5% of the outstanding shares of a Fund.

------------------------------------------------------------------------------------------------
                                                                  NUMBER OF           PERCENTAGE
       FUND              NAME AND ADDRESS OF OWNER               SHARES OWNED         OWNERSHIP
------------------------------------------------------------------------------------------------
Schwartz Value Fund      Precision Stamping Co. Inc.             167,825.228             8.4%
                         3707 West Maple Road
                         Bloomfield Hills, Michigan 48301
------------------------------------------------------------------------------------------------
Schwartz Value Fund      Linda J. Baroli Trust                   132,153.863             6.7%
                         3707 West Maple Road
                         Bloomfield Hills, Michigan 48301
------------------------------------------------------------------------------------------------
Ave Maria Catholic       Charles Schwab & Co., Inc.              867,921.862             6.2%
Values Fund              101 Montgomery Street
                         San Francisco, California 94104
------------------------------------------------------------------------------------------------
Ave Maria                Charles Schwab & Co., Inc.              447,318.902             7.1%
Growth Fund              101 Montgomery Street
                         San Francisco, California 94104
------------------------------------------------------------------------------------------------
Ave Maria Rising         Saxon & Co.                           1,389,204.374            19.3%
Dividend Fund            P.O. Box 7780-1888
                         Philadelphia, Pennsylvania 19182
------------------------------------------------------------------------------------------------
Ave Maria                Louis C. & Mary Jo Argenta              214.890.462            14.1%
Opportunity Fund         3707 West Maple Road
                         Bloomfield Hills, Michigan 48301
------------------------------------------------------------------------------------------------
Ave Maria                Calhoun & Co.                           303,667.657            19.9%
Opportunity Fund         c/o Comerica Bank
                         Detroit, Michigan 48275
------------------------------------------------------------------------------------------------
Ave Maria                Charles Schwab & Co., Inc.               90,388.150             5.9%
Opportunity Fund         101 Montgomery Street
                         San Francisco, California 94104
------------------------------------------------------------------------------------------------
Ave Maria Bond Fund      Community Foundation for SE MI          477,357.481            10.6%
                         333 West Fort Street
                         Detroit, Michigan 48226
------------------------------------------------------------------------------------------------
Ave Maria Bond Fund      Calhoun & Co.                           531,112.284            11.8%
                         c/o Comerica Bank
                         Detroit, Michigan 48275
------------------------------------------------------------------------------------------------
Ave Maria Bond Fund      Charles Schwab & Co., Inc.              225,626.853             5.0%
                         101 Montgomery Street
                         San Francisco, California 94104
------------------------------------------------------------------------------------------------

      As of the Record Date, the Trustees and officers of the Trust, as a group, owned of record or beneficially less than 1% of the Trust's outstanding shares. For information regarding ownership of shares of the Trust by individual Trustees, see "Nominee Ownership of Shares of the Trust as of the Record Date" below.


--------------------------------------------------------------------------------
8

                                   PROPOSAL 1:
                              ELECTION OF TRUSTEES
--------------------------------------------------------------------------------

      Seven individuals are being proposed for election to the Board of Trustees (the "Nominees"). Except for Louis C. Bosco, Jr., all Nominees are currently Trustees and have served in that capacity for the length of time indicated in the table below. At the Special Meeting, the shareholders of the Trust will be asked to elect the Nominees to serve on the Board of Trustees of the Trust. It is intended that the enclosed Proxy will be voted "FOR" the election of the seven Nominees named below as Trustees, unless such authority has been withheld in the Proxy. Each Nominee has consented to serve as a Trustee if elected.

      Shareholders are being asked to elect the seven Nominees to serve on the Board of Trustees of the Trust to ensure that at least two-thirds of the members of the Board have been elected by the shareholders of the Trust as required by the Investment Company Act of 1940, as amended (the "Investment Company Act"). Currently, the Board consists of six Trustees, four of whom have been elected by shareholders and two have not. However, with the nomination by the Trustees who are not considered to be "interested persons" under the Investment Company Act (the "Independent Trustees") of a new member to the Board of Trustees, the Trust no longer would meet the requirement that two-thirds of all Trustees be elected by shareholders. To ensure continued compliance with the forgoing requirements of the Investment Company Act, shareholders are being asked at this Special Meeting to elect the seven Nominees. The Nominees will be elected for indefinite terms, subject to death, resignation, retirement or removal. Each Nominee has indicated a willingness to serve as a member of the Board of Trustees if elected. If any of the Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. However, management has no reason to believe that any Nominee will be unavailable for election. On October 24, 2008, the Independent Trustees met to review pertinent information on the nomination of Louis C. Bosco, Jr. to serve on the Board. After considering Mr. Bosco's background and experience, the Independent Trustees determined to nominate Mr. Bosco for election as a Trustee. The Board of Trustees recommends that Louis C. Bosco, Jr. be elected to serve as a Trustee of the Trust.

THE BOARD OF TRUSTEES GENERALLY

     The Board of Trustees oversees the management of the Trust and meets at least quarterly to review reports about the Trust's operations. The Board of Trustees provides broad supervision over the affairs of


--------------------------------------------------------------------------------
the Trust. The Board of Trustees, in turn, elects the officers of the Trust to actively supervise the Funds' day-to-day operations. Subject to the Investment Company Act and applicable Ohio law, the Trustees may fill vacancies in or reduce the number of Board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate. The Trustees may appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees who may exercise the powers and authority of the Board to the extent that the Trustees determine. The Trustees may, in general, delegate such authority as they consider desirable to any officer of the Trust, to any Committee of the Board and to any agent or employee of the Trust.

      The Trust shall indemnify each of its Trustees against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Trustee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Trustee may be or may have been involved as a party or otherwise or with which such Trustee may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee, and except that no Trustee shall be indemnified against any liability to the Trust or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's office.

INFORMATION REGARDING THE NOMINEES AND OFFICERS OF THE TRUST

      The following is a list of the Nominees, as well as the executive officers of the Trust. The Trustees serve for an indefinite term, subject to death, resignation, retirement or removal and the officers are elected annually by the Board of Trustees. Each Nominee who is an "interested person" of the Trust, as defined by the Investment Company Act, is indicated by an asterisk. The other Nominees are Independent Trustees; that is, they are not considered "interested persons" of the Trust under the Investment Company Act because they are not employees or officers of, and have no financial interest in, the Trust's affiliates or its service providers. During the last fiscal year, the Board of Trustees held four regular quarterly meetings and one special meeting. During such year, each Trustee attended 100% of the meetings of the Board of Trustees during the time he served on the Board and, if he was a member, any committee of the Board.


--------------------------------------------------------------------------------
10

-----------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL                   NUMBER OF
                                                                      OCCUPATION(S)               FUNDS IN TRUST
                               POSITION(S)          LENGTH OF         DURING PAST 5                OVERSEEN BY
                                HELD WITH             TIME       YEARS AND DIRECTORSHIPS            TRUSTEE/
NAME, ADDRESS AND AGE             TRUST              SERVED        OF PUBLIC COMPANIES               NOMINEE
-----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES/NOMINEES:
-----------------------------------------------------------------------------------------------------------------
*Gregory J. Schwartz             Chairman,           Since         Chairman of Gregory                 6
(age 67)                         Trustee and         August        J. Schwartz & Co.,
3707 W. Maple Road               Nominee             1992          Inc. (a registered
Bloomfield Hills, MI 48301                                         broker-dealer)
-----------------------------------------------------------------------------------------------------------------
*George P. Schwartz, CFA         President,          Since         President and Chief                 6
(age 63)                         Trustee and         August        Investment Officer
3707 W. Maple Road               Nominee             1992          of Schwartz
Bloomfield Hills, MI 48301                                         Investment Counsel,
                                                                   Inc. (the Trust's investment
                                                                   adviser)
-----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES/NOMINEES:
-----------------------------------------------------------------------------------------------------------------
John E. Barnds (age 76)          Trustee and         Since         Retired First Vice                  6
640 Lakeside Road                Nominee             January       President of
Birmingham, MI 48009                                 2005          National Bank of
                                                                   Detroit (renamed
                                                                   JPMorgan Chase &
                                                                   Company)
-----------------------------------------------------------------------------------------------------------------
Peter F. Barry (age 81)          Trustee and         Since         Retired President                   6
3707 W. Maple Road               Nominee             January       of Cadillac Rubber
Bloomfield Hills, MI 48301                           2004          & Plastics Company
                                                                   (a manufacturer of
                                                                   rubber and plastic
                                                                   components)
-----------------------------------------------------------------------------------------------------------------
Louis C. Bosco, Jr. (age 72)     Nominee             ----          Partner of Bosco                    N/A
4266 Woodlands Lane                                                Development Company
Orchard Lake, MI 48323                                             (real estate firm)
-----------------------------------------------------------------------------------------------------------------
Donald J. Dawson, Jr. (age       Trustee and         Since         Chairman of Payroll                 6
61)                              Nominee             January       1, Inc. (payroll
333 West Seventh Street                              1993          processing company)
Royal Oak, MI 48067
-----------------------------------------------------------------------------------------------------------------
Joseph M. Grace (age 72)         Trustee and         Since         Retired Senior Vice                 6
4978 Malibu Drive                Nominee             August        President of
Bloomfield Hills, MI 48301                           2007          National Bank of
                                                                   Detroit (renamed
                                                                   JPMorgan Chase &
                                                                   Company)
-----------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:
-----------------------------------------------------------------------------------------------------------------
*Richard L. Platte, Jr.,         Vice                Since         Executive Vice President
CFA (age 57)                     President           January       and Secretary of Schwartz
3707 W. Maple Road               and Secretary       1993          Investment Counsel, Inc.
Bloomfield Hills, MI 48301
-----------------------------------------------------------------------------------------------------------------
*Timothy S. Schwartz, CFA        Treasurer           Since         Vice President and Treasurer of
(age 37)                                             April         Schwartz Investment Counsel, Inc.
3707 W. Maple Road                                   2000
Bloomfield Hills, MI 48301
-----------------------------------------------------------------------------------------------------------------
*Becky S. Renaud (age 36)        Chief               Since         Chief Financial Officer and Chief
3707 W. Maple Road               Compliance          September     Compliance Officer of Schwartz
Bloomfield Hills, MI 48301       Officer             2006          Investment Counsel, Inc.
-----------------------------------------------------------------------------------------------------------------

* Gregory J. Schwartz, George P. Schwartz, Richard L. Platte, Jr., Timothy S. Schwartz and Becky S. Renaud, as affiliated persons of the Adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act. Gregory J. Schwartz and George P. Schwartz are brothers. Timothy S. Schwartz is the son of George P. Schwartz and the nephew of Gregory
J. Schwartz.


--------------------------------------------------------------------------------

CATHOLIC ADVISORY BOARD

      Ave Maria Catholic Values Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund and Ave Maria Bond Fund have a
Catholic Advisory Board that provides guidance in setting the criteria for screening companies for investment that are consistent with core values and teachings of the Roman Catholic Church. The following is a list of the members of the Catholic Advisory Board. Each member serves for an indefinite term, subject to death, resignation, retirement or removal.

-------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                              OCCUPATION(S) DURING         NUMBER OF FUNDS
                                 LENGTH         PAST 5 YEARS AND             IN TRUST
                                OF TIME         DIRECTORSHIPS OF             OVERSEEN
NAME, ADDRESS AND AGE            SERVED         PUBLIC COMPANIES          BY ADVISORY BOARD
-------------------------------------------------------------------------------------------
Paul R. Roney, Chairman          Since         Executive Director of the          5
(age 50)                         April         Ave Maria Foundation (a
One Ave Maria Drive              2001          non-profit foundation
Ann Arbor, MI 48105                            supporting Roman Catholic
                                               organizations); President
                                               of Domino's Farms Corp.
-------------------------------------------------------------------------------------------
Lou Holtz (age 71)               Since         Former football coach at           5
5818 El Camino Real              April         the University of Notre
Carlsbad, CA 92008               2007          Dame among others; ESPN
                                               college football analyst;
                                               author and motivational
                                               speaker
-------------------------------------------------------------------------------------------
Lawrence Kudlow (age 60)         Since         Economist, author,                 5
One Dag Hammarskjold Plaza       July          nationally syndicated
885 Second Avenue,               2005          columnist, contributing
26th Floor                                     editor of National Review
New York, NY 10017                             magazine and host of
                                               CNBC's "Kudlow & Company";
                                               Chief Executive Officer of
                                               Kudlow & Co., LLC
                                               (economic and investment
                                               research firm)
-------------------------------------------------------------------------------------------
Thomas S. Monaghan (age 71)      Since         Chairman of the Ave Maria          5
One Ave Maria Drive              April         Foundation (a non-profit
Ann Arbor, MI 48105              2001          foundation supporting
                                               Roman Catholic
                                               organizations); Chancellor
                                               of Ave Maria University
-------------------------------------------------------------------------------------------
Michael J. Novak (age 74)        Since         Theologian, author,                5
1150 17th Street, NW             April         columnist and former U.S.
Washington, DC 20015             2001          Ambassador; Director of
                                               Social and Political
                                               Studies of the American
                                               Enterprise Institute
-------------------------------------------------------------------------------------------
Phyllis Schlafy (age 83)         Since         Author, columnist and              5
7800 Bonhomme Avenue             April         radio commentator;
St. Louis, MO 63105              2001          President of Eagle Forum
                                               (an organization promoting
                                               conservative, pro-life and
                                               pro-family values)
-------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
12

OWNERSHIP IN THE TRUST'S ADVISER OR DISTRIBUTOR BY THE NOMINEES WHO ARE INDEPENDENT TRUSTEES

      As of the Record Date, none of the Trustees or Nominees who are Independent Trustees of the Trust hold any positions, or have any ownership interest in the Adviser, the Distributor or any affiliated person of the Trust.

BOARD COMMITTEES

      The Board of Trustees has established a Committee of Independent Trustees. The Board does not have a separately designated audit committee, although the functions of an audit committee are incorporated within the responsibilities of the Committee of Independent Trustees. Its members currently are, and subject to their election as Trustee at the Special Meeting, will continue to be, John E. Barnds, Peter F. Barry, Donald J. Dawson, Jr. and Joseph M. Grace and, subject to his election as Trustee at the Special Meeting, Louis C. Bosco, Jr. The members of the Committee of Independent Trustees are all Independent Trustees.

      The Committee of Independent Trustees is responsible for, among other things, overseeing the Trust's accounting and financial reporting policies and the annual audit of its financial statements; nominating and selecting any future Trustees of the Trust who are not "interested persons" of the Trust; and receiving and investigating evidence of a material violation of securities laws, a material breach of fiduciary duty or a similar material violation. The Committee will review shareholder recommendations for nominations to fill vacancies on the Board of Trustees if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices, and meet any minimum qualifications that may be adopted by the Committee. The Committee may adopt, by resolution, policies regarding its procedures for considering candidates for the Board of Trustees, including any recommended by shareholders.

      The Committee of Independent Trustees held four meetings during the fiscal year ended December 31, 2007. Donald J. Dawson, Jr. is the Chairman of the Committee of Independent Trustees.

AUDIT COMMITTEE FINANCIAL EXPERT

      The Board of Trustees has determined that the Trust has at least one audit committee financial expert serving on its Committee of Independent Trustees. Joseph M. Grace is the audit committee financial expert. Mr. Grace is "independent" as defined by Securities and Exchange Commission regulations.


--------------------------------------------------------------------------------

NOMINEE OWNERSHIP OF SHARES OF THE TRUST AS OF THE RECORD DATE

      The following table shows the dollar range of beneficial ownership of shares of each Fund and, on an aggregate basis the dollar range of ownership of shares of all Funds within the Trust, held by each Nominee as of the Record Date. The Funds' names have been abbreviated in the table as follows: Schwartz Value Fund - SVF; Ave Maria Catholic Values Fund - AMCVF; Ave Maria Growth Fund
- AMGF; Ave Maria Rising Dividend Fund - AMRDF; Ave Maria Opportunity Fund - AMOF; and Ave Maria Bond Fund (Class R shares) - AMBF. As of the Record Date, the Trustees and officers of the Trust owned of record or beneficially 1.5% of the outstanding shares of Schwartz Value Fund and less than 1% of the outstanding shares of each of the other Funds.

---------------------------------------------------------------------------------------
                                                                    AGGREGATE
                                          DOLLAR RANGE           DOLLAR RANGE OF
                                         OF FUND SHARES          OF ALL FUNDS IN
   NAME OF TRUSTEE OR      NAME OF       SHARES OWNED BY        TRUST OVERSEEN BY
         NOMINEE             FUND        TRUSTEE/NOMINEE         TRUSTEE/NOMINEE
---------------------------------------------------------------------------------------
INTERESTED TRUSTEES/NOMINEES:
---------------------------------------------------------------------------------------
Gregory J. Schwartz          SVF        $50,001 - $100,000      $50,001 - $100,000
                            AMCVF              None
                             AMGF              None
                            AMRDF              None
                             AMOF              None
                             AMBF              None
---------------------------------------------------------------------------------------
George P. Schwartz           SVF          Over $100,000           Over $100,000
                            AMCVF         Over $100,000
                             AMGF         Over $100,000
                            AMRDF         Over $100,000
                             AMOF         Over $100,000
                             AMBF         Over $100,000
---------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES/NOMINEES:
---------------------------------------------------------------------------------------
John E. Barnds               SVF               None                    None
                            AMCVF              None
                             AMGF              None
                            AMRDF              None
                             AMOF              None
                             AMBF              None
---------------------------------------------------------------------------------------
Peter F. Barry               SVF          Over $100,000           Over $100,000
                            AMCVF              None
                             AMGF         $1 - $10,000
                            AMRDF              None
                             AMOF              None
                             AMBF              None
---------------------------------------------------------------------------------------
Louis C. Bosco, Jr.          SVF               None                    None
                            AMCVF              None
                             AMGF              None
                            AMRDF              None
                             AMOF              None
                             AMBF              None
---------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
14

---------------------------------------------------------------------------------------
                                                                    AGGREGATE
                                          DOLLAR RANGE           DOLLAR RANGE OF
                                         OF FUND SHARES          OF ALL FUNDS IN
   NAME OF TRUSTEE OR      NAME OF       SHARES OWNED BY        TRUST OVERSEEN BY
         NOMINEE             FUND        TRUSTEE/NOMINEE         TRUSTEE/NOMINEE
---------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES/NOMINEES:
---------------------------------------------------------------------------------------
Donald J. Dawson, Jr.        SVF        $10,001 - $50,000       $10,001 - $50,000
                            AMCVF              None
                             AMGF              None
                            AMRDF              None
                             AMOF              None
                             AMBF              None
---------------------------------------------------------------------------------------
Joseph M. Grace              SVF               None                $1 - $10,000
                            AMCVF              None
                             AMGF          $1 - $10,000
                            AMRDF              None
                             AMOF              None
                             AMBF              None
---------------------------------------------------------------------------------------

TRUSTEE COMPENSATION

      No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Trust for serving as a Trustee of the Trust. Each Trustee who is an Independent Trustee receives from the Trust an annual retainer of $10,000, payable quarterly (except that such retainer is $12,000 for the chairman of the Committee of Independent Trustees), plus fees of $3,000 for attendance at each meeting of the Board of Trustees and $1,500 for attendance at each meeting of any committee of the Board of Trustees, plus reimbursement of travel and other expenses incurred in attending meetings. Trustees' fees are split equally among the Funds. The following table provides compensation amounts paid to each Trustee of the Trust during the fiscal year ended December 31, 2007:

--------------------------------------------------------------------------------------
                                        PENSION OR     ESTIMATED
                          AGGREGATE     RETIREMENT    RETIREMENT       AGGREGATE
                         COMPENSATION    BENEFITS      BENEFITS    COMPENSATION FROM
        TRUSTEE         FROM EACH FUND    ACCRUED      ACCRUED         THE TRUST
--------------------------------------------------------------------------------------
Gregory J. Schwartz*         None          None          None             None
--------------------------------------------------------------------------------------
George P. Schwartz*          None          None          None             None
--------------------------------------------------------------------------------------
John E. Barnds              $5,167         None          None           $31,000
--------------------------------------------------------------------------------------
Peter F. Barry              $5,167         None          None           $31,000
--------------------------------------------------------------------------------------
Donald J. Dawson, Jr.       $5,500         None          None           $33,000
--------------------------------------------------------------------------------------
Joseph M. Grace**           $2,333         None          None           $14,000
--------------------------------------------------------------------------------------

* Gregory J. Schwartz and George P. Schwartz are "interested persons" of the Trust.
**    Joseph M. Grace was elected a Trustee in August 2007.


--------------------------------------------------------------------------------

COMMUNICATING WITH THE BOARD

      Shareholders  may  communicate   with  the  Board  of  Trustees,   or,  if
applicable, specified individual Trustees, by writing to:

                  Schwartz Investment Trust
                  c/o Becky S. Renaud, Chief Compliance Officer
                  3707 West Maple Road, Suite 100
                  Bloomfield Hills, Michigan 48301

THE  BOARD  OF  TRUSTEES,   INCLUDING  THE  INDEPENDENT  TRUSTEES,   UNANIMOUSLY
RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES.

                                 OTHER BUSINESS

      The proxy holders have no present intention of bringing any other matter before the Special Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the Special Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

      Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its proxy statement and form of proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made. Under current Ohio law and the Investment Company Act, it is not required that the Trust hold shareholders' meetings, annual or otherwise.

                  By Order of the Board of Trustees

                  /s/ John F. Splain
                  John F. Splain
                  Assistant Secretary

Date: October 31, 2008

PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.


--------------------------------------------------------------------------------
16